                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)          July 25, 2007
                                                --------------------------------

                               NEDAK ETHANOL, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

          NEBRASKA                     333-130343                20-0568230
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

   87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska          68713
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (402) 925-5570
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

    Written  communications  pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

    Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry into a Material Definitive Agreement.

     NEDAK Ethanol,  LLC  ("Company")  entered into a  Transportation  Agreement
("Transportation  Agreement")  dated July 19,  2007 with  Western Oil Trans Inc.
("Carrier"), under which Carrier has agreed to ship all of the Company's ethanol produced at the  Company's  plant,  which is presently  under  construction  and located in Atkinson,  Nebraska,  from the plant to the Company's  rail facility, which  is  presently  under  construction  and  will be  located  near  O'Neill,
Nebraska.  The term of the Transportation  Agreement commences on the first date
Carrier  transports the Company's ethanol and will continue until July 29, 2010.
Thereafter,  the term of the Transportation  Agreement will automatically  renew for successive one year periods. The Transportation  Agreement may be terminated by  either  party  upon  providing  notice  180  days  prior  to the  end of the then-current  term, if the Carrier's  authority to provide shipping  services is modified,  upon mutual agreement,  or upon the  discontinuance of either party's business.

     On July 24,  2007,  the Company  entered into an Industry  Track  Agreement
("Track  Agreement") with the Nebraska  Northeastern  Railway Company  ("NENE").
Under the Track  Agreement,  NENE has agreed to allow the Company to  construct, maintain and operate a rail line ("Track") over NENE's property located near the center of the City of O'Neill, Nebraska. The Track Agreement has an initial term of five years and will  automatically  continue  thereafter  until terminated by either party upon 30 days' notice. The Track Agreement may also be terminated in the event the Company is unable to cure certain specified  defaults,  if NENE is authorized  to abandon its line which  connects  to the Track,  or if NENE is no longer able to operate over the Track. Under the Track Agreement, the Company is responsible for, among other things, obtaining all permits required to construct and operate the Track, and maintaining the Track; and NENE has agreed to provide rail service to transport the Company's ethanol over the Track.

     Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits

          10.1 Transportation  Agreement  dated  July  19,  2007  between  NEDAK
               Ethanol,  LLC and  Western  Oil Trans Inc.
          10.2 Industry  Track  Agreement  dated 24, 2007 between NEDAK Ethanol,
               LLC and Nebraska Northeastern Railway Company.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  July 25, 2007

                                       NEDAK ETHANOL, LLC

                                       By: /s/ Jerome Fagerland
                                           Jerome Fagerland
                                           President

                                  Exhibit Index

Exhibit
Number         Description

10.1           Transportation  Agreement  dated  July  19,  2007  between  NEDAK
               Ethanol, LLC and Western Oil Trans Inc.
10.2           Industry  Track  Agreement  dated 24, 2007 between NEDAK Ethanol,
               LLC and Nebraska Northeastern Railway Company.